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                                   Exhibit 11


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm and to the use of our report dated July 16, 1998 in the Post Effective Amendment Number 3 of WWW Trust.



/s/ Berge & Company LTD


Berge & Company LTD

Cincinnati, Ohio
October 12, 1998


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